Exhibit 99.6

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 1 of 18 Page ID #:1 Joel E. Elkins (SBN 256020) jelkins@weisslawllp.com WEISSLAW LLP 9100 Wilshire Blvd. #725 E. Beverly Hills, CA 90210 3Telephone: 310/208-2800 Facsimile: 310/209-2348 4 Attorneys for Plaintiff 5 6 7 8UNITED STATES DISTRICT COURT 9 CENTRAL DISTRICT OF CALIFORNIA 10 11 REGINALD PADILLA,) ) ) Plaintiff,) ) ) ) ANWORTH MORTGAGE ASSET) ) MCADAMS, JOE E. DAVIS,) ROBERT C. DAVIS, MARK S.) ) DOMINIQUE MIELLE,) ) Defendants.) 21 22 Case No. COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS JURY TRIAL DEMANDED Plaintiff Reginald Padilla (“Plaintiff”), by and through his undersigned counsel, 23 for his complaint against defendants, alleges upon personal knowledge with respect to himself, and upon information and belief based upon, inter alia, the investigation of 26 counsel as to all other allegations herein, as follows: 27 28 - 1 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 2 of 18 Page ID #:2 NATURE OF THE ACTION 1.Plaintiff brings this action against Anworth Mortgage Asset Corporation 3 (“Anworth” or the “Company”) and the members of Anworth’s Board of Directors (the 4 “Board” or the “Individual Defendants”) for their violations of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), 15 U.S.C. §§ 78n(a), 7 78t(a), and U.S. Securities and Exchange Commission (“SEC”) Rule 14a-9, 17 C.F.R. 8 § 240.14a-9, arising out of their attempts to merge with Ready Capital Corporation (“Ready Capital”) through Ready Capital’s subsidiary RC Merger Subsidiary (“Merger 11 Sub”) (the “Proposed Transaction”). 12 2.On December 7, 2020, Anworth announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, each 15 Anworth stockholder will be entitled to receive 0.1688 shares of Ready Capital 16 common stock and $0.61 in cash for each share of Anworth common stock they own. 3.On January 4, 2021, Ready Capital filed a Form S-4 Registration 19 Statement (the “S-4”) with the SEC. The S-4 is materially deficient and misleading 20 because, inter alia, it fails to disclose material information regarding: (i) the financial projections for Anworth and Ready Capital and the data and inputs underlying the 23 valuation analyses that support the fairness opinion provided by the Company’s 24 financial advisor, Credit Suisse Securities (USA) LLC (“Credit Suisse”); (ii) Credit Suisse’s potential conflicts of interest; and (iii) the background of the Proposed 27 28 - 2 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 3 of 18 Page ID #:3

Transaction. Without additional information, the S-4 is materially misleading in violation of the federal securities laws.

4. The stockholder vote to approve the Proposed Transaction is forthcoming. Under the Merger Agreement, following a successful stockholder vote, the Proposed Transaction will be consummated. For these reasons and as set forth in detail herein, Plaintiff seeks to enjoin defendants from conducting the stockholder vote on the Proposed Transaction unless and until the material information discussed below is disclosed to the holders of the Company common stock, or, in the event the Proposed Transaction is consummated, to recover damages resulting from the defendants' violations of the Exchange Act.

JURISDICTION AND VENUE

5. This Court has jurisdiction over the claims asserted herein for violations of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder pursuant to Section 27 of the Exchange Act, 15 U.S.C. § 78aa, and 28 U.S.C. §1331 (federal question jurisdiction).

6. The Court has jurisdiction over defendants because each defendant is either a corporation that conducts business in and maintains operations in this District, or is an individual who has sufficient minimum contacts with this District so as to render the exercise of jurisdiction by this Court permissible under traditional notions of fair play and substantial justice.

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COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 4 of 18 Page ID #:4 7.Venue is proper in this District under Section 27 of the Exchange Act, 15 U.S.C. § 78aa, as well as under 28 U.S.C. § 1391 because: (i) the Company’s principal 3 executive offices are located in this District; (ii) one or more of the defendants either 4 resides in or maintains executive offices in this District; and (iii) defendants have received substantial compensation in this District by doing business here and engaging 7 in numerous activities that had an effect in this District. 8 9THE PARTIES 108.Plaintiff is, and has been at all times relevant hereto, a continuous 11 stockholder of Anworth. 12 9.Defendant Anworth is a Maryland corporation, with its principal executive offices located at 1299 Ocean Avenue, 2nd Floor, Santa Monica, California 15 90401. Anworth’s common stock trades on the New York Stock Exchange under the 16 ticker symbol “ANH.” 10.Defendant Joseph E. McAdams is Chairman of the Board and has served 19 as Chief Executive Officer of the Company since September 2018, President since July 20 2016, Chief Investment Officer since January 2003, and a director and Executive Vice President of the Company since June 2002. 23 11.Defendant Joe E. Davis has served as a director of the Company since 24 251997. 2612.Defendant Robert C. Davis has served as a director of the Company since 27 May 2005. 28 - 4 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 5 of 18 Page ID #:5 113.Defendant Mark S. Maron has served as a director of the Company since 2May 2014. 3 14.Defendant Lloyd McAdams has served as a director of the Company since 4 51997. 615.Defendant Dominique Mielle has served as a director of the Company 7 since November 2018. 8 916.Defendants identified in paragraphs 10-15 are referred to herein as the 10“Board” or the “Individual Defendants.” 11 17.Relevant non-party Ready Capital is a multi-strategy real estate finance 12 company that originates, acquires, finances and services small-to medium-sized balance commercial loans. 15 SUBSTANTIVE ALLEGATIONS Background of the Company and the Proposed Transaction 18.Anworth is a real estate investment trust (“REIT”) externally managed 19 and advised by Anworth Management, LLC (the “Manager”). The Company invests in, finances, and manages a leveraged portfolio of residential mortgage-backed securities (“MBS”) and residential mortgage loans, which presently includes the 23 following types of investments: •Agency MBS, which include residential mortgage pass-through certificates and 26 collateralized mortgage obligations (“CMOs”), which are securities representing 27 28interests in pools of mortgage loans secured by residential property in which the - 5 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 6 of 18 Page ID #:6 principal and interest payments are guaranteed by a government-sponsored enterprise (“GSE”), such as the Federal National Mortgage Association (“Fannie 3 Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). 4 •Non-agency MBS, which are securities issued by companies that are not guaranteed by federally sponsored enterprises and that are secured primarily by 7 first-lien residential mortgage loans. 8 9•Residential mortgage loans. Anworth acquires non-Qualified Mortgage (“Non-10QM”) residential mortgage loans from independent loan originators with the 11 intent of holding these loans for securitization. These loans are financed by a 12 warehouse line of credit until securitization.Anworth also holds residential mortgage loans through consolidated securitization trusts, and finances these 15 loans through asset-backed securities (“ABS”) issued by the consolidated 16 securitization trusts. The ABS, which are held by unaffiliated third parties, are non-recourse financing. The difference in the amount of the loans in the trusts 19 and the amount of the ABS represents the Company’s retained net interest in the 20 securitization trusts. 19.On December 07, 2020, Anworth and Ready Capital issued a joint press 23 release announcing the Proposed Transaction. The press release states, in relevant part: 24 NEW YORK & SANTA MONICA, Calif. --Ready Capital Corporation (NYSE:RC) (“Ready Capital”), a multi-strategy real estate finance 27 company that originates, acquires, finances and services small-to 28 - 6 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 7 of 18 Page ID #:7 medium-sized balance commercial loans, and Anworth Mortgage Asset Corporation (NYSE:ANH) (“Anworth”), a specialty finance REIT that 3 focusesprimarilyoninvestmentsinresidentialmortgage-backed 4 securities, announced today that they have entered into a definitive merger agreement pursuant to which Ready Capital will combine with Anworth. 7 The combined company is expected to have a pro forma equity capital 8 base in excess of $1 billion.The combination is expected to enhance shareholder liquidity and provide for increased operating leverage across 11 the larger equity base. 12 13 Under the terms of the merger agreement, each share of Anworth common 14 stock will be converted into 0.1688 shares of Ready Capital common stock and $0.61 of cash consideration. Based on Ready Capital’s closing stock 17 price on Friday, December 4, 2020, the implied offer price is $2.94 per 18 share. Upon the closing of the merger, Ready Capital stockholders are expected to own approximately 76% of the combined company’s stock, 21 while Anworth stockholders are expected to own approximately 24% of 22 the combined company’s stock.Ready Capital will also assume Anworth’s three outstanding series of preferred stock. 25 26In connection with the merger, Waterfall Asset Management, LLC 27 (“Waterfall”), Ready Capital’s external manager, has agreed to reduce the 28 - 7 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 8 of 18 Page ID #:8 base management fee it charges Ready Capital by an aggregate of $4 million over the four quarters immediately following the closing of the 3 transaction. 4 5Based on the closing prices of Ready Capital’s common stock on 6 December 4, 2020, the market capitalization of the combined company would be approximately $984 million.The combined company will 9 operate under the name Ready Capital and its shares are expected to 10 continue trading on the New York Stock Exchange under the existing ticker symbol “RC”. 13 “This merger highlights our continued focus on establishing Ready Capital as an industry-leading mortgage REIT, with the scale and financial 16 resources to pursue compelling risk-adjusted returns across its diversified 17 investmentplatform,”statedReadyCapitalChairmanandChief Executive Officer Thomas Capasse. “The combined company will be in 20 a more formidable position to execute its business plan, improve operating and cost efficiencies, and continue growth in a prudent and profitable 23 manner.” 24 Anticipated Benefits to Ready Capital and Anworth Stockholders from the Merger 27 28 - 8 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 9 of 18 Page ID #:9 •Over $1 billion combined capital base and a diversified investment portfolio 3 Portfolio redeployment will enable Ready Capital to capitalize on 4 attractive investment opportunities •Scale advantages include: 7 o Reduced operating expenses (as a percentage of combined 8 9capital base) 10o Improved access to financing, including corporate debt 11 funding alternatives 12 o Greater portfolio diversification o Enhanced shareholder liquidity and investor base diversity 15 Management, Governance and Corporate Headquarters 16 Upon completion of the merger, Ready Capital’s Chairman and Chief Executive Officer Thomas Capasse will lead the company and Ready 19 Capital executives Jack Ross, Thomas Buttacavoli, Andrew Ahlborn and 20 Gary Taylor will remain in their current roles. The combined company will be headquartered in New York, New York.The Board of the 23 combined company is expected to have eight directors, consisting of Ready Capital’s existing seven directors and one independent director from Anworth’s current Board. 27 28The S-4 Misleads Anworth Stockholders by Omitting Material Information - 9 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 10 of 18 Page ID #:10 20.On January 4, 2021, defendants filed the materially misleading and incomplete S-4 with the SEC. Designed to convince Anworth’s stockholders to vote 3 in favor of the Proposed Transaction, the S-4 is rendered misleading by the omission 4 of critical information concerning: (i) the financial projections for Anworth and Ready Capital and the data and inputs underlying the valuation analyses that support the 7 fairness opinion provided by the Company’s financial advisor, Credit Suisse; (ii) Credit 8 Suisse’s potential conflicts of interest; and (iii) the background of the Proposed Transaction. 11 MaterialOmissionsConcerningAnworth’sandReadyCapital’sFinancial 12 Projections and Credit Suisse’s Financial Analyses 21.The S-4 omits material information regarding the financial projections for 15 Anworth and Ready Capital. 16 22.For example, the S-4 fails to disclose: (i) the distributed cash flows that Anworth was forecasted to generate during the last quarter of Anworth’s fiscal year 19 ending December 31, 2020 through the full fiscal year ending December 31, 2023; (ii) 20 the distributed cash flows that Ready Capital was forecasted to generate during the last quarter of Ready Capital’s fiscal year ending December 31, 2020 through the full fiscal 23 year ending December 31, 2025; and (iii) Anworth’s estimated total book value per 24 share over the projection period. 23.The S-4 omits material information regarding Credit Suisse’s financial 27 analyses. 28 - 10 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 11 of 18 Page ID #:11 24.The S-4 describes Credit Suisse’s fairness opinion, and the various valuation analyses it performed in support of its opinion. However, the description of 3 Credit Suisse’s fairness opinion and analyses fails to include key inputs and 4 assumptions underlying these analyses. Without this information, as described below, Anworth’s public stockholders are unable to fully understand these analyses and, thus, 7 are unable to determine what weight, if any, to place on Credit Suisse’s fairness opinion 8 9in determining whether to vote in favor of the Proposed Transaction. 1025.With respect to Credit Suisse’s Selected Public Companies Analysis, the 11 S-4 fails to disclose the individual multiples and financial metrics for each of the 12 companies observed by Credit Suisse. 26.With respect to Credit Suisse’s Selected Precedent Transactions Analysis, 15 the S-4 fails to disclose the individual multiples and financial metrics for each of the 16 transactions observed by Credit Suisse. 27.With respect to Credit Suisse’s Dividend Discount Analysis of Anworth 19 and Ready Capital, the S-4 fails to disclose: (i) the distributed cash flows that Anworth 20 was forecasted to generate during the last quarter of Anworth’s fiscal year ending December 31, 2020 through the full fiscal year ending December 31, 2023; (ii) the 23 distributed cash flows that Ready Capital was forecasted to generate during the last 24 quarter of Ready Capital’s fiscal year ending December 31, 2020 through the full fiscal year ending December 31, 2025; (iii) Credit Suisse’s basis for selecting the range of 27 tangible book value per share (“TBVPS”) multiples of 0.70x to 0.90x for Anworth and 28 - 11 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 12 of 18 Page ID #:12 0.80x to 1.00x for Ready Capital; and (iv) the inputs and assumptions underlying the discount rates ranging from 9.0% to 14.0% and 9.0% to 13.0%, respectively. 3 The omission of this material information renders certain portions of the 4 S-4 materially misleading, including, inter alia, the following sections of the S-4: “Certain Ready Capital Unaudited Prospective Financial Information,” “Certain 7 Anworth Unaudited Prospective Financial Information” and “Opinion of Anworth’s 8 Financial Advisor.” Material Omissions Concerning Credit Suisse’s Potential Conflicts of Interest 11 The S-4 fails to disclose material information concerning the potential 12 conflicts of interest faced by Credit Suisse. 30.For example, the S-4 fails to disclose any past services performed by 15 Credit Suisse for the Company or its affiliates and the fees received by Credit Suisse 16 for providing these services. 31.Full disclosure of investment banker compensation and all potential 19 conflicts is required due to the central role played by investment banks in the 20 evaluation, exploration, selection, and implementation of strategic alternatives. 32.The omission of this material information renders certain portions of the 23 S-4 materially misleading, including, inter alia, the following section of the S-4: 24 “Opinion of Anworth’s Financial Advisor.” Material Omissions Concerning the Background of the Proposed Transaction 27 28 - 12 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 13 of 18 Page ID #:13 33.The S-4 fails to disclose material information concerning the background of the Proposed Transaction. 3 For example, the S-4 fails to disclose the specific terms of the 4 confidentiality agreements the Company entered into with potential bidders and whether any of the confidentiality agreements entered into with potential bidders 7 during the sale process included standstill provisions or “don’t-ask, don’t-waive” 8 standstill provisions that are still in effect and presently precluding any potential counterparty from submitting a topping bid for Anworth. 11 Any reasonable Anworth stockholder would deem the fact that a likely 12 topping bidder may be precluded from making a topping bid for the Company to significantly alter the total mix of information. 15 Additionally, the S-4 fails to disclose (i) the terms of any bids or 16 indications of interest received by the Company from a party identified in the S-4 as “Company A”; (ii) the terms of the verbal proposals the Company received between 19 May and August 2020; and (iii) the third party valuation reports and sum-of-the-parts 20 analyses used to validate Anworth’s and Ready Capital’s respective book value, discussed by Credit Suisse and Ready Capital’s financial advisor Wells Fargo 23 Securities, LLC. 24 37.The omission of this material information renders certain portions of the S-4 materially misleading, including, inter alia, the following section of the S-4: 27 “Background of the Merger.” 28 - 13 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 14 of 18 Page ID #:14 38.Accordingly, Plaintiff seeks injunctive and other equitable relief to prevent the irreparable injury that Company stockholders will continue to suffer absent 3 judicial intervention. 4 CLAIMS FOR RELIEF COUNT I Claims Against All Defendants for Violations of Section 14(a) of the 8 Exchange Act and Rule 14a-9 Promulgated Thereunder 9 39.Plaintiff repeats all previous allegations as if set forth in full. 40.During the relevant period, defendants disseminated the false and 12 misleading S-4 specified above, which failed to disclose material facts necessary to 13 make the statements, in light of the circumstances under which they were made, not misleading in violation of Section 14(a) of the Exchange Act and SEC Rule 14a-9 16 promulgated thereunder. 17 41.By virtue of their positions within the Company, the defendants were aware of this information and of their duty to disclose this information in the S-4. The 20 S-4 was prepared, reviewed, and/or disseminated by the defendants. It misrepresented and/or omitted material facts, including material information about Anworth’s and 23 Ready Capital’s projections, the data and inputs underlying the financial valuation 24 analyses that support the fairness opinion provided by Credit Suisse, Credit Suisse’s potential conflicts of interest and the background of the Proposed Transaction. The 27 28 - 14 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 15 of 18 Page ID #:15 defendants were at least negligent in filing the S-4 with these materially false and misleading statements. 3 The omissions and false and misleading statements in the S-4 are material 4 in that a reasonable stockholder would consider them important in deciding how to vote on the Proposed Transaction. 7 By reason of the foregoing, the defendants have violated Section 14(a) of 8 9the Exchange Act and SEC Rule 14a-9(a) promulgated thereunder. 1044.Because of the false and misleading statements in the S-4, Plaintiff is 11 threatened with irreparable harm, rendering money damages inadequate. Therefore, 12 injunctive relief is appropriate to ensure defendants’ misconduct is corrected. COUNT II Claims Against the Individual Defendants for 16 Violations of Section 20(a) of the Exchange Act 17 45.Plaintiff repeats all previous allegations as if set forth in full. 46.The Individual Defendants acted as controlling persons of Anworth within 20 the meaning of Section 20(a) of the Exchange Act as alleged herein. By virtue of their positions as officers and/or directors of Anworth, and participation in and/or awareness 23 of the Company’s operations and/or intimate knowledge of the false statements 24 contained in the S-4 filed with the SEC, they had the power to influence and control and did influence and control, directly or indirectly, the decision-making of the 27 28 - 15 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 16 of 18 Page ID #:16 Company, including the content and dissemination of the various statements which Plaintiff contends are false and misleading. 3 47.Each of the Individual Defendants was provided with or had unlimited 4 access to copies of the S-4 and other statements alleged by Plaintiff to be misleading prior to and/or shortly after these statements were issued and had the ability to prevent 7 the issuance of the statements or cause the statements to be corrected. 8 948.In particular, each of the Individual Defendants had direct and supervisory 10involvement in the day-to-day operations of the Company, and, therefore, is presumed 11 to have had the power to control or influence the particular transactions giving rise to 12 the securities violations as alleged herein, and exercised the same. The S-4 at issue contains the unanimous recommendation of each of the Individual Defendants to 15 approve the Proposed Transaction. They were, thus, directly involved in the making 16 of the S-4. 49.In addition, as the S-4 sets forth at length, and as described herein, the 19 Individual Defendants were each involved in negotiating, reviewing, and approving the 20 Proposed Transaction. The S-4 purports to describe the various issues and information that they reviewed and considered—descriptions the Company directors had input into. 23 50.By virtue of the foregoing, the Individual Defendants have violated 24 Section 20(a) of the Exchange Act. 51.As set forth above, the Individual Defendants had the ability to exercise 27 control over and did control a person or persons who have each violated Section 14(a) 28 - 16 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 17 of 18 Page ID #:17 and SEC Rule 14a-9, promulgated thereunder, by their acts and omissions as alleged herein. By virtue of their positions as controlling persons, these defendants are liable 3 pursuant to Section 20(a) of the Exchange Act. As a direct and proximate result of 4 defendants’ conduct, Anworth’s stockholders will be irreparably harmed. PRAYER FOR RELIEF 7 WHEREFORE, Plaintiff demands judgment and preliminary and permanent 8 relief, including injunctive relief, in his favor on behalf of Anworth, and against defendants, as follows: 11 Preliminarily and permanently enjoining defendants and all persons acting 12 in concert with them from proceeding with, consummating, or closing the Proposed Transaction and any vote on the Proposed Transaction; 15 In the event defendants consummate the Proposed Transaction, rescinding 16 it and setting it aside or awarding rescissory damages to Plaintiff; C.Directing the Individual Defendants to disseminate an S-4 that does not 19 contain any untrue statements of material fact and that states all material 20 facts required in it or necessary to make the statements contained therein not misleading; 23 D.Declaring that defendants violated Sections 14(a) and/or 20(a) of the 24 Exchange Act, as well as SEC Rule 14a-9 promulgated thereunder; E.Awarding Plaintiff the costs of this action, including reasonable allowance 27 for Plaintiff’s attorneys’ and experts’ fees; and 28 - 17 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS

Case 2:21-cv-00702 Document 1 Filed 01/26/21 Page 18 of 18 Page ID #:18 1F.Granting such other and further relief as this Court may deem just and proper. 2 JURY DEMAND Plaintiff demands a trial by jury on all claims and issues so triable. Dated: January 26, 2021 6 7 8 9 10 11 12 13 BRAGAR EAGEL & SQUIRE, P.C. Alexandra B. Raymond 810 Seventh Avenue, Suite 620 New York, NY 10019 Tel: (646) 860-9158 16Fax: (212) 214-0506 Email: raymond@bespc.com 17 Attorneys for Plaintiff 18 19 20 21 22 23 24 WEISSLAW LLP ___________________ Joel E. Elkins 9100 Wilshire Blvd. #725 E. Beverly Hills, CA 90210 Telephone: 310/208-2800 Facsimile:310/209-2348 -and-Richard A. Acocelli 1500 Broadway, 16th Floor New York, NY 10036 Telephone: 212/682-3025 Facsimile: 212/682-3010 Attorneys for Plaintiff 25 26 27 28 - 18 - COMPLAINT FOR VIOLATIONS OF THE FEDERAL SECURITIES LAWS